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                                                                    EXHIBIT 10.3



                          INFONET SERVICES CORPORATION
                              AMENDED AND RESTATED
                             1999 Stock Option Plan

     (Amended and Restated by the Board of Directors as of August 15, 2002)


         1. Purposes. The purposes of the Infonet Services Corporation 1999 Stock Option Plan are:

            (a) To further the growth, development and success of the Company and its Affiliates by enabling the executive and other employees and directors of, and consultants to, the Company and its Affiliates to acquire a continuing equity interest in the Company, thereby increasing their personal interests in such growth, development and success and motivating such employees, directors and consultants to exert their best efforts on behalf of the Company and its Affiliates; and

            (b) To maintain the ability of the Company and its Affiliates to attract and retain employees, directors and consultants of outstanding ability by offering them an opportunity to acquire a continuing equity interest in the Company and its Affiliates which will reflect the growth, development and success of the Company and its Affiliates.

Toward these objectives, the Committee may grant Options to such employees, directors and consultants, all pursuant to the terms and conditions of the Plan.

         2. Definitions. As used in the Plan, the following capitalized terms shall have the meanings set forth below:

            (a) "Affiliate" - other than the Company, (i) any corporation or limited liability company in an unbroken chain of corporations or limited liability companies ending with the Company if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is more than fifty percent (50%) controlled (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; or (iii) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

            (b) "Agreement" - a written stock option award agreement evidencing an Option, as described in Section 3(e).

            (c) "Award Limit" - 10,610,000 shares of Stock (as adjusted in accordance with Section 10).

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            (d) "Beneficial Ownership" - (including correlative terms) shall have the same meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

            (e) "Board" - the Board of Directors of the Company.

            (f) "Change in Control" - the occurrence of any of the following:

                (i) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to Options granted under the Plan or other similar awards granted by the Company) of any Voting Securities by any Person, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2(f), Voting Securities which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change in Control;

                (ii) the individuals who, immediately prior to the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Company's common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange
         Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                (iii) the consummation of:

                      (A) a merger, consolidation or reorganization involving
                the Company unless:

                              (1) the stockholders of the Company, immediately
                      before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                              (2) the individuals who were members of the
                      Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a

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                      corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

                              (3) no Person, other than (i) the Company, (ii)
                      any Related Entity (as defined in Section 2(q)), (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Related Entity or (iv) any Person who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities

                      (a transaction described in clauses (1) through (3) above is referred to herein as a "Non-Control Transaction");

                      (B) a complete liquidation or dissolution of the Company;
                or

                      (C) an agreement for the sale or other disposition of all
                or substantially all of the assets or business of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which in either case increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to occur. Solely for purposes of this Section 2(f), (x) "Affiliate" shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person; (y) any "Relative" (for this purpose, "Relative" means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose; and (z) neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Stock.

            (g) "Code" - the Internal Revenue Code of 1986, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

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            (h) "Committee" - the Compensation Committee of the Board, or such other Board committee as may be established by the Board to administer the Plan.

            (i) "Company" - Infonet Services Corporation, a Delaware corporation, or any successor entity.

            (j) "Disqualified Option" - the meaning given such term in Section 10(d).

            (k) "Disqualifying Disposition" - the meaning given such term in
Section 10(d).


            (l) "Effective Date" - December 16, 1999.

            (m) "Exchange Act" - the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            (n) "Fair Market Value" of a share of Stock as of a given date shall mean the closing sales price per share of the Stock (or the closing bid price, if no such sales were reported) on the New York Stock Exchange, or such other established stock exchange or national market system on which the Common Stock is listed or traded, as reported in The Wall Street Journal (or, if not so reported, in such other nationally recognized reporting source as the Committee shall select) for the last Trading Day prior to such date. In the event that the foregoing valuation method is not practicable, the Fair Market Value of a share of Stock as of a given date shall be determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of such date, subject to Section 422(c)(7) of the Code. The foregoing to the contrary notwithstanding, the Fair Market Value of a share of Stock as of the Effective Date shall be the offering price of the Common Stock in the initial public offering of capital stock of the Company (or, if the class of shares of capital stock of the Company sold in such initial public offering is not Common Stock, the price of the Common Stock determined by the Board based on the price of such class of shares of the Company sold in such initial public offering).

            (o) "Family Member" - an Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother in law, father in law, son in law, daughter in law, brother in law or sister in law, including adoptive relationships, any person sharing the Optionee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) owns more than fifty percent of the voting interest."

            (p) "ISO" or "Incentive Stock Option" - a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6 and which conforms to the applicable provisions of Section 422 of the Code.


            (q) "Non-Control Acquisition" - an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or


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other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a "Related Entity"), (ii) the Company or any Related Entity, or (iii) any Person in connection with a Non-Control Transaction.

            (r) "NQSO" or "Non-Qualified Stock Option" - an Option that is not designated as an ISO by the Committee.

            (s) "Notice" - written notice actually received by the Company at its executive offices on the day of such receipt, if received on or before 1:30 p.m., on a day when the Company's executive offices are open for business, or, if received after such time, such notice shall be deemed received on the next such day, which notice may be sent by facsimile to the Company or sent by certified or registered mail or overnight courier, prepaid, addressed to the Company's Secretary at Infonet Services Corporation, 2160 East Grand Avenue, El Segundo, California 90245, telecopier number: (310) 335-2679.

            (t) "Option" - a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section
6. Options may be either ISOs or NQSOs.

            (u) "Optionee" - an individual who is eligible, pursuant to Section 5, and who has been selected, pursuant to Section 3(c), to participate in the Plan, and who holds an outstanding Option granted to such individual under the Plan in accordance with the terms and conditions set forth in Section 6.

            (v) "Permanent Disability" - means, with respect to an Optionee, the "permanent and total disability" as set forth in Section 22(e)(3) of the Code and an inability to perform duties and services as an officer, director, employee or consultant of the Company or an Affiliate by reason of a medically determinable physical or mental impairment (as such duties and services were performed prior to such impairment), supported by medical evidence, which can be expected to last for a continuous period of not less than eight (8) months.

            (w) "Permitted Transferee" - a Family Member who receives an Option from an Optionee as a gift not for value or a person or entity to whom an Option is transferred by an Optionee in a Permitted Transfer for Value."

            (x) "Permitted Transfer for Value" - any transfer for value of an Option (a) under a domestic relations order in settlement of marital property rights, or (b) to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Optionee) in exchange for an interest in that entity."

            (y) "Person" - "person" as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of Persons.

            (z) "Plan" - this Infonet Services Corporation Amended and Restated 1999 Stock Option Plan.

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            (aa) "Retirement" - shall have the meaning set forth in an
Optionee's Agreement, or if no such meaning is set forth therein, shall mean, with respect to an Optionee who is (a) an employee of the Company or an Affiliate, the public announcement by such Optionee of his intent to retire from the Company or any Affiliate and to retire from full time employment, together, in the case of an employee who is also an officer of the Company or an Affiliate, with such Optionee's resignation of all offices held by such Optionee, and (b) a director of the Company or an Affiliate, the resignation of such directorship by such Optionee. For purposes of this defined term, if the Company or an Affiliate requests an Optionee that is or was an employee of the Company or an Affiliate to become a consultant to the Company or an Affiliate of the Company, whether on a full time or part time basis, such consulting arrangement shall not be considered "full time employment."

            (bb) "Securities Act" - the Securities Act of 1933, as it may be amended from time to time, including the regulations and rules promulgated thereunder and successor provisions and regulations and rules thereto.

            (cc) "Stock" - the Class B, $.01 par value per share, stock of the Company.

            (dd) "Subsidiary" - any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in
Section 424(f) of the Code.

            (ee) "Termination of Employment" - the Optionee ceases for any reason to be an officer, director, employee or consultant of the Company or an Affiliate or, in the case of an ISO, the Optionee ceases to be an employee of the Company or a Subsidiary.

            (ff) "Trading Day" - a day on which national stock exchanges are open for trading.

            (gg) "Voting Securities" - all the outstanding voting securities of the Company entitled to vote generally in the election of the Board.

         3. Administration of the Plan. (a) The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including, without limitation, any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time) or Section 162(m) of the Code, are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

            (b) The Committee shall be appointed from time to time by the Board, and the Committee shall consist of not less than two (2) members of the Board. Appointment of

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Committee members shall be effective upon their acceptance of such appointment.
Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.

            (c) The Committee shall have full authority to grant, pursuant to the terms of the Plan, Options to those individuals who are eligible to receive Options under the Plan. In particular, the Committee shall have discretionary authority, in accordance with the terms of the Plan, to: determine eligibility for participation in the Plan; select, from time to time, from among those eligible, the employees, directors and consultants to whom Options shall be granted under the Plan, which selection may be based upon information furnished to the Committee by the Company's or an Affiliate's management; determine whether an Option shall take the form of an ISO or an NQSO; determine the number of shares of Stock to be subject to any Option and the periods for which Options will be outstanding; establish and administer any terms, conditions, performance criteria, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Option; grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Option, or accelerate the vesting or exercisability of any Option; amend or adjust the terms and conditions of any outstanding Option and/or adjust the number and/or class of shares of Stock subject to any outstanding Option, provided any such adjustment does not adversely affect the rights and benefits of the Optionee under the Agreement granting the Option; at any time and from time to time after the granting of an Option, specify such additional terms, conditions and restrictions with respect to any such Option as may be deemed necessary to ensure compliance with any and all applicable laws or rules, including, but not limited to, terms, restrictions and conditions for compliance with applicable securities laws, regarding an Optionee's exercise of Options by tendering shares of Stock or under any "cashless exercise" or "broker-assisted exercise" program established by the Committee, and methods of withholding or providing for the payment of required taxes; and offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Optionee at the time such offer is made.

            (d) The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or paragraph (a) of this Section 3, and in addition to the powers otherwise expressly designated to the Committee in the Plan, the Committee shall have the exclusive right and discretionary authority to interpret the Plan and the Agreements; construe any ambiguous provision of the Plan and/or the Agreements and decide all questions concerning eligibility for and the amount of Options granted under the Plan. The Committee may establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan and may correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Agreement or any other instrument relating to any Options. The Committee shall have the authority to adopt such procedures and subplans and grant Options on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States; and take any and all such other actions it deems necessary or advisable for the proper operation and/or administration of the Plan. The Committee shall have full discretionary authority in all matters related to the discharge of its

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responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Committee with respect to the Plan and any Agreement, made in good faith in accordance with the terms and conditions of the Plan and/or such Agreement, shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or such Agreement.

            (e) Each Option shall be evidenced by an Agreement; two or more Options granted to a single Optionee may, however, be combined in a single Agreement. An Agreement shall not be a precondition to the granting of an Option; however, no person shall have any rights under any Option unless and until the Optionee to whom the Option shall have been granted has complied with the applicable terms and conditions of the Option, including any such terms and conditions set forth in the applicable Agreement. The Committee shall prescribe the form of all Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Agreements. Any Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Agreement as supplemented or amended are not inconsistent with the provisions of the Plan and do not adversely affect the rights and benefits of the Optionee under the initial Agreement.

            (f) A majority of the members of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee in attendance at a meeting at which a quorum is present, or actions by a written instrument signed by all members of the Committee, shall be the actions of the Committee.

            (g) The Committee may consult with counsel who may be counsel to the Company. The Committee may employ such other attorneys or consultants, accountants, appraisers, brokers or other persons as it deems necessary or appropriate. In accordance with Section 12, the Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

            (h) In serving on the Committee, the members thereof shall be entitled to indemnification as directors of the Company, and to any limitation of liability and reimbursement as directors with respect to their services as members of the Committee.

            (i) Except to the extent prohibited by applicable law, including, without limitation, the requirements applicable under Section 162(m) of the Code to any Option intended to be "qualified performance-based compensation," or the requirements for any Option granted to an officer or director to be covered by any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any person or persons selected by it; provided, however, the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this paragraph (i) of Section 3 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

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         4. Shares of Stock Subject to the Plan. (a) The shares of stock subject to Options granted under the Plan shall be shares of Stock. Such shares of Stock subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. The total number of shares of Stock that may be delivered pursuant to Options granted under the Plan is 10,610,000 shares of Stock.

            (b) Notwithstanding any of the foregoing limitations set forth in this Section 4, the numbers of shares of Stock specified in this Section 4 shall be adjusted as provided in Section 10.

            (c) Any shares of Stock subject to an Option which for any reason expires or is terminated or canceled without having been fully exercised by delivery of shares of Stock may again be granted pursuant to an Option under the Plan, subject to the limitations of this Section 4.

            (d) Any shares of Stock delivered under the Plan in assumption or substitution of outstanding stock options, or obligations to grant future stock options, under plans or arrangements of an entity other than the Company or an Affiliate in connection with the Company or an Affiliate acquiring such another entity, or an interest in such an entity, or a transaction otherwise described in Section 6(i), shall not reduce the maximum number of shares of Stock available for delivery under the Plan.

         5. Eligibility. Executive employees and other employees, including officers, of the Company and the Affiliates, directors (whether or not also employees), and consultants of the Company and the Affiliates, shall be eligible to become Optionees and receive Options in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of ISOs set forth in Section 6(g).

         6. Terms and Conditions of Stock Options. All Options to purchase Stock granted under the Plan shall be either ISOs or NQSOs. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate Option that is a NQSO. Each Option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and which are set forth in the applicable Agreement. Options need not be uniform as to all grants and recipients thereof.

            (a) The option exercise price per share of shares of Stock subject to each Option shall be determined by the Committee and stated in the Agreement; provided, however, that, subject to paragraphs (g)(C) and/or (i) of this Section 6, if applicable, such price applicable to any ISO shall not be less than 100% of the Fair Market Value of a share of Stock at the time that the Option is granted.

            (b) Subject to paragraph (e) of this Section 6, each Option shall expire ten (10) years after the date it is granted. In no event may any Option (or portion thereof) be exercised later than the date that is ten (10) years from the date such Option was granted.

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            (c) Subject to paragraph (e) of this Section 6, each Option may be exercised by giving Notice to the Company specifying the number of shares of Stock to be purchased. Unless otherwise stated in the Agreement or unless prohibited by applicable law or unless the Optionee elects one of the payment methods described in the following sentence in his Notice, at the time of any exercise of any Option, the purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the Company by means of a broker-assisted exercise procedure which shall be determined by the Committee whereby the Optionee authorizes a broker or dealer to sell shares of Stock (or a sufficient portion of such shares) that may be acquired upon exercise of the Option and pays to the Company in cash a portion of the sale proceeds equal to such purchase price of the shares of Stock for which the Option is so exercised and any taxes required to be paid as a result of such exercise. If a broker assisted exercise procedure is prohibited by law or if the Optionee so elects in his Notice, at the time of any exercise of any Option, the purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the Company (i) in United States dollars by personal check, bank draft, money order or wire transfer; (ii) if permitted by applicable law and approved by the Committee, with shares of Stock, duly endorsed for transfer to the Company, already owned by the Optionee (or by the Optionee and his or her spouse jointly) for at least six (6) months prior to the tender thereof and not used for another such exercise during such six-month period; (iii) if permitted by applicable law and approved by the Committee, in accordance with a cashless exercise; (iv) by such other consideration permitted by applicable law approved by the Committee in accordance with the Plan; or (v) by a combination of the consideration provided for in the foregoing clauses (i) through (iv) of this Section 6(c), in any case having a total Fair Market Value on the date of such exercise of the Option equal to such purchase price of such shares of Stock and any taxes required to be paid as a result of such exercise. Unless otherwise provided by the Committee, upon the valid exercise of all or any part of the Option, a certificate (or certificates) for the number of shares of Stock with respect to which the Option is exercised shall be issued in the name of the Optionee. Notation of any partial exercise shall be made by the Company.

            (d) No Optionee or other person shall become the beneficial owner of any shares of Stock subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such shares until he or she has exercised his or her Option in accordance with the provisions of the Plan and the applicable Agreement.

            (e) An Option shall be automatically canceled without further action of any kind upon the Optionee's Termination of Employment, except as follows:

                (i) unless otherwise provided in the applicable Agreement, in the event of Termination of Employment by reason of the death, Permanent Disability or Retirement of the Optionee, the Option shall not be automatically canceled and, to the extent exercisable in accordance with the terms and conditions of the Agreement and the Plan at the time of such Termination of Employment or thereafter, may be exercised by the Optionee (or after the Optionee's death by his designated beneficiary, his heir, the legal representative of the Optionee's estate or the legatee of the Optionee under his last will) until the stated expiration date

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

            of the Option as if there had been no Termination of Employment by the Optionee; and

                (ii) unless otherwise provided in the applicable Agreement, in the event of Termination of Employment by reason other than the death, Permanent Disability or the Retirement of the Optionee, the Option, to the extent exercisable in accordance with the terms and conditions of the Agreement and the Plan at the time of such Termination of Employment, may be exercised after such Termination of Employment until the earlier to occur of the expiration of ninety
            (90) days following such termination and the stated expiration date of the Option; provided, however, that, if the Optionee dies during such 90-day or shorter period before the stated expiration date of the Option, the Option, to the extent exercisable in accordance with the terms and conditions of the Agreement and the Plan at the time of his death, may be exercised by the Optionee's designated beneficiary, his heir, the legal representative of the Optionee's estate or the legatee of the Optionee under his last will until the earlier to occur of the first anniversary of the Optionee's death and the stated expiration date of the Option.

            (f) Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan at terms no less favorable to an Optionee as under the outstanding Options, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

            (g) (i) Each Agreement relating to an Option shall state whether such Option will or will not be treated as an ISO. No ISO shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under
Section 422 of the Code. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an employee of the Company or any of its Subsidiaries on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an "incentive stock option" under Section 422 of the Code.

                (ii) Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to subsection
            (d) of such Section) under the Plan and any other "incentive stock option" plans of the Company, any Subsidiary and any "parent corporation" of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Optionee during any calendar year with respect to Stock having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Stock is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

                (iii) No ISO shall be granted to an individual otherwise
            eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any "parent corporation" of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the time such ISO is granted the Option exercise price per share of Stock subject to the Option is at least 110% of the Fair Market Value of a share of Stock on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant.

            (h) The Committee may require an Optionee to give prompt Notice to the Company concerning any disposition of shares of Stock received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Optionee or (ii) one (1) year from the transfer of such shares of Stock to such Optionee or (iii) such other period as the Committee may from time to time determine. The Committee may direct that an Optionee with respect to an ISO undertake in the applicable Agreement to give such Notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Stock acquired by exercise of an ISO refer to such requirement to give such Notice.

            (i) In the event that a transaction described in Section 424(a) of the Code involving the Company or a Subsidiary is consummated, such as the acquisition of property or stock from an unrelated entity, individuals who become eligible to participate in the Plan in connection with such transaction, as determined by the Committee, may be granted Options in substitution for stock options granted by another entity that is a party to such transaction. If such substitute Options are granted, the Committee, in its discretion and consistent with Section 424(a) of the Code, if applicable, and the terms of the Plan, though notwithstanding paragraph (a) of this Section 6, shall determine the option exercise price and other terms and conditions of such substitute Options.

            (j) Notwithstanding any other provision contained in the Plan to the contrary, the maximum number of shares of Stock which may be subject to Options granted under the Plan to any Optionee in any twelve (12) month period shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares of Stock subject to Options which are canceled shall continue to be counted against the Award Limit and if, after the grant of an Option, the price of shares subject to such Option is reduced and the transaction is treated as a cancellation of the Option and a grant of a new Option, both the Option deemed to be canceled and the Option deemed to be granted shall be counted against the Award Limit.

         7. Transfer, Leave of Absence. For purposes of the Plan, a transfer of an employee from the Company to an Affiliate (or, for purposes of any ISO granted under the Plan, a Subsidiary), or vice versa, or from one Affiliate to another (or in the case of an ISO, from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or a

Subsidiary or Affiliate, shall not be deemed a termination of employment of the employee for purposes of the Plan or with respect to any Option (in the case of ISOs, to the extent permitted by the Code).

         8. Rights of Employees and Other Persons. (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable Agreement.

            (b) Nothing contained in the Plan or in any Agreement shall be deemed to (i) give any employee or director the right to be retained in the service of the Company or any Affiliate nor restrict in any way the right of the Company or any Affiliate to terminate any employee's employment or any director's directorship at any time with or without cause or (ii) confer on any consultant any right of continued relationship with the Company or any Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate its relationship with such consultant.

            (c) The adoption of the Plan shall not be deemed to give any employee of the Company or any Affiliate or any other person any right to be selected to participate in the Plan or to be granted an Option.

            (d) Nothing contained in the Plan or in any Agreement shall be deemed to give any employee the right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or any Affiliate, nor be construed as limiting in any way the right of the Company or any Affiliate to determine, in its sole discretion, whether or not it shall pay any employee bonuses, and, if so paid, the amount thereof and the manner of such payment.

         9. Tax Withholding Obligations. (a) The Company and/or any Affiliate are authorized to take whatever reasonable actions are necessary and proper to satisfy all obligations of Optionees (including, for purposes of this Section 9, any other person entitled to exercise an Option pursuant to the Plan or an Agreement) for the payment of all Federal, state, local and foreign taxes in connection with any Options (including, but not limited to, actions pursuant to the following paragraph (b) of this Section 9).

            (b) Each Optionee shall (and in no event shall Stock be delivered to such Optionee with respect to an Option until), no later than the date as of which the value of the Option first becomes includible in the gross income of the Optionee for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock or other property subject to such Option, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee. Notwithstanding the above, the Committee may, in its reasonable discretion and pursuant to reasonable procedures approved by the Committee, permit the Optionee to (i) elect withholding by the Company of Stock otherwise deliverable to such Optionee pursuant to his or her Option (provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy required Federal, state, local and foreign withholding obligations using the minimum statutory rate) and/or (ii) tender to the Company capital stock of the Company owned by such Optionee (or by such Optionee and his or her spouse jointly) and acquired more than six (6) months prior to such tender in full or partial satisfaction of such tax obligations, based, in each case, on the Fair Market Value of the Stock on the payment date as reasonably determined by the Committee.

         10. Changes in Capital. (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or an Affiliate, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

            (b) Upon changes in the outstanding Stock by reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, reclassification, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Stock, separation, or reorganization, or in the event of an extraordinary dividend, "spin-off," liquidation, other substantial distribution of assets of the Company or acquisition of property or stock or other change in capital of the Company, or the issuance by the Company of shares of its capital stock without receipt of full consideration therefor, or rights or securities exercisable, convertible or exchangeable for shares of such capital stock, or any similar change affecting the Company's capital structure, the aggregate number, class and kind of shares of stock available under the Plan as to which Options may be granted, the Award Limit, and the number, class and kind of shares under each outstanding Option and the option price per share and/or the vesting or exercise schedule applicable to any such Options shall be proportionately adjusted by the Committee to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Options or otherwise necessary to reflect any such change.

            (c) In the event of a Change in Control:

                (i) Any outstanding Option shall be accelerated and become immediately exercisable without further action of any kind as to all of the shares of Stock covered thereby.

                (ii) In its reasonable discretion, and on such terms and
            conditions as it deems appropriate, the Committee may, with the written consent of an Optionee, provide, either by the terms of the Agreement applicable to any Option or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Option shall be adjusted by substituting for Stock subject to such Option stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change in Control, whether or not such stock or other securities are publicly traded, in which event the aggregate exercise price shall remain the same and the amount of shares or other securities subject to the Option shall be the same percentage of shares or other securities which could have been purchased on the closing date or expiration date of such transaction with the proceeds which would have been received by the Optionee if the Option had been exercised in full (or with respect to a portion of such Option, as determined by the Committee, in its discretion) prior to such transaction or expiration date and the Optionee exchanged all of such shares in the transaction.

                (iii) In its reasonable discretion, and on such terms and
            conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Option shall bte converted into a right to receive cash on or following the closing date or expiration date of the transaction resulting in the Change in Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Stock, or, if higher, the highest Fair Market Value of the Stock during the thirty
            (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per share exercise price of such Option, multiplied by the number of shares of Stock subject to such Option, or a portion thereof.

            Notwithstanding the foregoing adjustments, in no event may any Option be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Section 10 shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a "modification" (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

            (d) If, as a result of a Change in Control transaction, an ISO fails to qualify as an "incentive stock option," within the meaning of Section 422 of the Code, either because of the failure of the Optionee to meet the holding period requirements of Code Section 422(a)(1) (a "Disqualifying Disposition") or the exercisability of such Option is accelerated pursuant to Section 10(c)(1), or any similar provision of the applicable Agreement, in connection with such Change in Control and such acceleration causes the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which such Option, together with any other "incentive stock options," as provided in Section 6(g)(B), are exercisable for the first time by such Optionee during the calendar year in which such accelerated exercisability occurs to exceed the limitations set forth in Section 6(g)(B) (a "Disqualified Option"); or any other exercise, payment, acceleration, adjustment or conversion of an Option in connection with a Change in Control transaction results in any additional taxes imposed on an Optionee, then the Company may, in the discretion of the Committee, make a cash payment to or on behalf of the Optionee who holds any such Option equal to the amount that will, after taking into account all taxes imposed on the Disqualifying Disposition or other exercise, payment, acceleration, adjustment or conversion of the Option, as the case may be, and the receipt of such payment, leave such Optionee in the same after-tax position the Optionee would have been in had the Code Section 422(a)(1) holding period requirements been met at the time of the Disqualifying Disposition or had the Disqualified Option continued to qualify as an "incentive stock option," within the meaning of Code Section 422 on the date of such exercise or otherwise equalize the Optionee for any such taxes; provided, however, that the amount, timing and recipients of any such payment or payments shall be subject to such terms, conditions and limitations as the

Committee shall, in its discretion, determine. Without limiting the generality of the proviso contained in the immediately preceding sentence, in determining the amount of any such payment or payments referred to therein, the Committee may adopt such methods and assumptions as it considers appropriate, and the Committee shall not be required to examine or take into account the individual tax liability of any Optionee.

         11. Miscellaneous Provisions. (a) Except as otherwise provided by this
Section 11(a), or by the Committee, an Option shall by its terms be personal and may not be sold, pledged, assigned, transferred, encumbered or otherwise alienated or hypothecated in any manner other than (a) by will or the laws of descent and distribution or (b) in the case of a Non-Qualified Stock Option, to a Permitted Transferee. During the lifetime of the Optionee, only the Optionee or a Permitted Transferee may exercise an Option, or any portion thereof, granted to the Optionee under the Plan. An Agreement may permit the exercise and payment of an Option after the Optionee's death by or to the beneficiary most recently named by such Optionee in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Optionee by will or by the laws of descent and distribution. In the event any Option is exercised by, or to be paid to, the executors, administrators, heirs or distributees of the estate of a deceased Optionee, or such a Optionee's beneficiary, or the transferee of an Option, in any such case pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Stock, or make any payment, thereunder unless and until the Committee is satisfied that the person or persons exercising such Option, or to receive such payment, is the duly appointed legal representative of the deceased Optionee's estate or the proper legatee or distributee thereof or the named beneficiary of such Optionee, or the valid transferee of such Optionee, as applicable.

            (b) An Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee to any person or entity, other than the original Optionee's Family Members

            (c) Any Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Option as applicable to the original Optionee.

            (d) The Optionee and the Permitted Transferee shall execute any and all documents reasonably requested by the Board, including without limitation documents to (i) confirm the status of the transferee as a Permitted Transferee,
(ii) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (iii) evidence the transfer.

            (e) Shares of Common Stock acquired by a Permitted Transferee through exercise of an Option may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of Common Stock for any purpose, unless a registration statement under the Securities Act and any applicable state securities laws with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company."

            (f) (i) If at any time the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any state, Federal or foreign law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, no Option may be granted, exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for.

                (ii) If at any time any sale or delivery of shares of Stock pursuant to an Option is or shall be in the circumstances unlawful under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Stock or Options and the right to exercise any Option shall be suspended until such sale or delivery shall be lawful.

                (iii) Upon termination of any period of suspension under this subsection 11(b), any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to the shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Option.

            (g) The Committee may require each person receiving Stock in connection with any Option under the Plan to represent and agree with the Company in writing that such person is acquiring the shares of Stock for investment without a view to the distribution thereof.

            (h) The Company shall, at the request of an Optionee, extend one or more loans to such Optionee to facilitate the exercise of an Option granted to such Optionee. The terms and conditions of any such loan or loans shall be set by the Committee and shall be commercially reasonable.

            (i) An Optionee may elect irrevocably (at a time and in a manner determined by the Committee) prior to exercising an Option that delivery of shares of Stock upon such exercise shall be deferred until a future date and/or the occurrence of a future event or events, specified in such election. Upon the exercise of any such Option and until the delivery of any deferred shares, the number of shares otherwise issuable to the Optionee shall be credited to a memorandum account in the records of the Company or its designee and any dividends or other distributions payable on such shares shall be deemed reinvested in additional shares of Stock, in a manner reasonably determined by the Committee, until all shares of Stock credited to such Optionee's memorandum account shall become issuable pursuant to the Optionee's election.

            (j) Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate, or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their employees or consultants or directors, or grant or assume options or other rights otherwise than under the Plan.

            (k) The Plan shall be governed by and construed in accordance with the laws of the State of California, without regard to such state's choice of law provisions, and, in any event, except as superseded by applicable Federal law.

            (l) The words "Section," "subsection" and "paragraph" herein shall refer to provisions of the Plan, unless expressly indicated otherwise. Wherever any words are used in the Plan or any Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

            (m) The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Stock pursuant to any Options granted hereunder.

            (n) Where the context so requires, the term "Stock" shall include any class of stock into which the Stock, as adjusted in accordance with Section 10, may be converted upon any public offering.

         12. Limits of Liability. (a) Any liability of the Company or an Affiliate to any Optionee with respect to any Option shall be based solely upon contractual obligations created by the Plan and the Agreement.

            (b) None of the Company, any Affiliate, any member of the Committee or the Board or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

         13. Limitations Applicable to Certain Options Subject to Exchange Act
Section 16 and Code Section 162(m). Unless stated otherwise in the Agreement, notwithstanding any other provision of the Plan, any Option granted to an officer or director of the Company who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time) that are requirements for the application of such exemptive rule, and the Plan and applicable Agreement shall be deemed amended to the minimum extent necessary to conform to such limitations. Furthermore, unless stated otherwise in the Agreement, notwithstanding any other provision of the Plan, any Option granted to an employee of the Company or an Affiliate intended to qualify as "other performance-based compensation" as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder (including any amendment to any of the foregoing) that are requirements for qualification as "other performance-based compensation" as described in

Section 162(m)(4)(C) of the Code, and the Plan and applicable Agreement shall be deemed amended to the extent necessary to conform to such requirements.

         14. Amendments and Termination. The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise; provided, however, unless otherwise required by law or specifically provided herein, no such amendment, alteration, suspension or termination shall be made which would impair the previously accrued rights of any holder of an Option theretofore granted without his or her written consent, or which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) any applicable requirements under the Code relating to ISOs or for exemption from Section 162(m) of the Code; (ii) the then-applicable requirements of Rule 16b-3 promulgated under the Exchange Act, or any successor rule, as the same may be amended from time to time; or (iii) any other applicable law, regulation or rule), would:

         (a) except as is provided in Section 10, increase the maximum number of shares of Stock which may be sold or awarded under the Plan or increase the limitations set forth in Section 6(k) on the maximum of shares of Stock that may be subject to Options granted to an Optionee;

         (b) except as is provided in Section 10, decrease the minimum option exercise price requirements of Section 6(a);

         (c) change the class of persons eligible to receive Options under the Plan; or

         (d) extend the duration of the Plan or the period during which Options may be exercised under Section 6(b).

         The Committee may amend the terms of any Option theretofore granted, including any Agreement, retroactively or prospectively, but no such amendment shall impair the previously accrued rights of any Optionee without his or her written consent, and provided further that any action or amendment by the Committee that would impair the previously accrued rights of any Optionee without his or her written consent shall immediately cause any outstanding Option to be accelerated and become immediately exercisable without further action of any kind as to all of the shares of Stock covered thereby.

         15. Duration. Having been duly adopted by the Board of Directors and subsequently approved and adopted by the stockholders of the Company, the Plan is effective as of November 22, 1999. The Plan shall terminate upon the earliest to occur of:

         (a) the effective date of a resolution adopted by the Board terminating the Plan;

         (b) the date all shares of Stock subject to the Plan are delivered pursuant to the Plan's provisions; or

         (c) November 22, 2009.

No Option may be granted under the Plan after the earliest to occur of the events or dates described in the foregoing paragraphs (a) through (c) of this
Section 15; however, Options theretofore granted may extend beyond such date.

         No such termination of the Plan shall affect the previously accrued rights of any Optionee hereunder and all Options previously granted hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan or the Agreement.

         16. Arbitration. If an Optionee elects, any dispute under this Plan or any Agreement between the Optionee and Company shall be submitted to private and confidential arbitration by a single neutral arbitrator. The arbitration proceedings shall be held in Los Angeles, California and shall be governed by the Commercial Arbitration Rules of the American Arbitration Association and the arbitrator shall be selected by the Optionee and the Company, or, if the Optionee and the Company cannot agree upon an arbitrator, by the American Arbitration Association pursuant to its Rules. The decision of the arbitrator shall be final and binding on the Optionee and the Company, and judgment thereon may be entered in any court having jurisdiction. All of the Optionee's and the Company's costs of any arbitration proceeding or litigation to enforce the terms of this Plan or any Agreement, including attorneys' fees and costs, shall be paid by the Company; provided, however, if the arbitrator determines that an Optionee's claim or defense is frivolous or without merit, such Optionee shall pay his own costs.

                          INFONET SERVICES CORPORATION

                              AMENDED AND RESTATED

                             1999 STOCK OPTION PLAN

                   NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

                  This Non-Qualified Stock Option Award Agreement (this "Agreement"), dated the effective date set forth in the Certificate of Stock Option Grant available from the AST Stockplan website (the "Certificate"), is made between INFONET SERVICES CORPORATION (the "Company") and the individual named in the Certificate (the "Optionee"). The Certificate is included in, and made a part of, this Agreement. All capitalized terms used herein that are not defined herein shall have the respective meanings given to such terms in the Infonet Services Corporation 1999 Stock Option Plan, as amended (the "Plan").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         1. Grant of Option. Pursuant to the provisions of the Plan, the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of the number of Class B, $.01 par value, shares of the Company (the "Stock") set forth in the Certificate, at a per share purchase price set forth in the Certificate (the "Option"), such Option to be exercisable as hereinafter provided. The Option is a non-qualified stock option and shall not be treated as an Incentive Stock Option.

         2. Terms and Conditions. It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

            (a) Expiration Date. The Option shall expire on the date set forth in the Certificate.

            (b) Exercise of Option. (i) Subject to the other terms of this Agreement, the Plan or a separate written employment agreement between the Company and the Optionee, the Option may be exercised on or after the dates set forth in the Certificate as to the number of shares of Stock set forth in the Certificate, plus any shares of Stock as to which the Option could have been exercised previously, but was not so exercised.

                  (ii) Notwithstanding the foregoing provisions of this Section 2(b), upon the occurrence of a Change in Control, the Option shall immediately become exercisable as to the full number of shares covered by the Option.

                  (iii) Any exercise of all or any part of the Option shall be accompanied by a Cash Letter of Authorization (available from the AST Stockplan website) which is a written notice to the Company specifying the number of shares of Stock as to which the Option is being exercised. Upon the valid exercise of all or any part of the Option, a certificate (or certificates) for the number of shares of Stock with respect to which the

         Option is exercised shall be issued in the name of the Optionee, subject to the other terms and conditions of this Agreement and the Plan. Notation of any partial exercise shall be made by the Company in its records.

            (c) Consideration. At the time of any exercise of the Option, the purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the Company (i) in United States dollars by personal check, bank draft or money order; (ii) if permitted by applicable law and approved by the Committee, with Stock, duly endorsed for transfer to the Company, already owned by the Optionee (or by the Optionee and his spouse jointly) for at least six (6) months prior to the tender thereof and not used for another such exercise during such six (6) month period, having a total Fair Market Value on the date of such exercise of the Option, equal to such purchase price of such shares of Stock; (iii) if permitted by applicable law, in accordance with a cashless exercise or broker-assisted exercise procedure approved by the Committee permitting the Optionee to authorize a broker or dealer to sell shares of Stock (or a sufficient portion of such shares) that may be acquired upon exercise of the Option and pay to the Company in cash a portion of the sale proceeds equal to such purchase price of the shares of Stock for which the Option is so exercised and any taxes required to be paid as a result of such exercise; (iv) by such other consideration permitted by applicable law approved by the Committee in accordance with the Plan or (v) in a combination of the consideration provided for in the foregoing clauses (i) through (iv).

            (d) Exercise Upon Death, Disability or Termination of Employment. Subject to the terms of any separate written employment agreement between the Optionee and the Company, the Option shall terminate upon the Termination of Employment, for any reason, of the Optionee as an Employee of the Company or a Subsidiary, and no shares of Stock may thereafter be purchased under the Option, except as follows:

                  (i) In the event of the death of the Optionee while an Employee of the Company or a Subsidiary, the Option, to the extent exercisable in accordance with Section 2(b) hereof at the time of his death, may be exercised after the Optionee's death by his designated beneficiary, his heir, the legal representative of the Optionee's estate or the legatee of the Optionee under his last will until the stated expiration date of the Option as if there had been no Termination of Employment.

                  (ii) If the Optionee's employment with the Company or a Subsidiary shall terminate by reason of Permanent Disability, the Option, to the extent exercisable in accordance with Section 2(b) hereof upon such Termination of Employment, may be exercised after such Termination of Employment until the stated expiration date of the Option as if there had been no Termination of Employment. For purposes of this Agreement, "Permanent Disability" shall have the definition given such term in the Plan.

                  (iii) If the Optionee's employment with the Company or a Subsidiary shall terminate by reason of his Retirement, the Option, to the extent exercisable in accordance with Section 2(b) hereof upon such Termination of Employment, may be exercised after such Termination of Employment until the stated expiration date of the Option as if there had been no Termination of Employment.

                  (iv) In the event the Optionee ceases to be an Employee of the Company or a Subsidiary and the Optionee's Termination of Employment is neither by reason of Permanent Disability, death nor Retirement, the Option, to the extent exercisable in accordance with Section 2(b) hereof upon such Termination of Employment, may be exercised after such Termination of Employment until the earlier to occur of the expiration of ninety (90) days following such Termination of Employment and the stated expiration date of the Option, provided that if the Optionee dies during the ninety-day period following Termination of Employment, to the extent the Option would have been exercisable as of the date of the Optionee's death, may be exercised after the Optionee's death by his designated beneficiary, his heir, the legal representative of his estate or the legatee of the Optionee under his last will until the earlier to occur of the first anniversary of the Optionee's death and the stated expiration date of the Option.

            (e) Transferability. The Option shall not be transferable other than to a Permitted Transferee or by will or the laws of descent and distribution and is exercisable, during the lifetime of the Optionee, only by him or a Permitted Transferee; provided that the Option may be exercised after the Optionee's or Permitted Transferee's death by the beneficiary most recently named by the Optionee or Permitted Transferee in a written designation thereof filed by the Optionee or Permitted Transferee with the Company, in accordance with the Plan.

            (f) Withholding Taxes. At the time of receipt of Stock upon the exercise of all or any part of the Option, the Optionee shall be required to pay to the Company in cash (or make other arrangements, in accordance with Section 9 of the Plan, for the satisfaction of) any taxes of any kind required by law to be withheld with respect to such Stock; provided, however, such tax withholding obligations may be met, in whole or in part, pursuant to procedures, if any, approved by the Committee in its discretion and in accordance with applicable law, by (i) the withholding by the Company of Stock otherwise deliverable to the Optionee pursuant to the Option with a Fair Market Value on the date of such exercise equal to such tax liability (provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company's or any Subsidiary's required tax withholding obligations using the minimum statutory withholding rates for Federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (ii) tendering to the Company Stock, duly endorsed for transfer to the Company, owned by the Optionee (or by the Optionee and his spouse jointly) and acquired more than six (6) months prior to such tender with a Fair Market Value on the date of such exercise equal to such tax liability. In no event shall Stock be delivered to the Optionee until the Optionee has paid to the Company in cash, or made arrangements satisfactory to the Company regarding the payment of, the amount of any taxes of any kind required by law to be withheld with respect to the Stock subject to the Option, and the Company shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

            (g) No Rights as Stockholder. The Optionee shall not become the beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights as a shareholder with respect to any such shares, until the Optionee has exercised the Option in accordance with the provisions hereof and of the Plan.

            (h) No Right to Continued Employment. The Option shall not confer upon the Optionee any right to be retained in the service of the Company or a Subsidiary, nor restrict in any way the right of the Company or any Subsidiary, which right is hereby expressly reserved, to terminate his employment at any time with or without cause, except as otherwise provided in any separate employment contract governed by the laws of any jurisdiction other than the United States or any State thereof between the Company or such Affiliate and the Optionee.

            (i) Inconsistency with Plan. Notwithstanding any provision herein to the contrary, the Option provides the Optionee with no greater rights or claims than are specifically provided for under the Plan. If and to the extent that any provision contained in this Agreement is inconsistent with the Plan, the Plan shall govern.

            (j) Compliance with Laws and Regulations. The Option and the obligation of the Company to sell and deliver shares of Stock hereunder shall be subject in all respects to (i) all applicable Federal and state laws, rules and regulations and (ii) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body which the Board shall, in its sole discretion, determine to be necessary or applicable. Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

         3. Investment Representation. If at the time of exercise of all or part of the Option the Stock is not registered under the Securities Act and/or there is no current prospectus in effect under the Securities Act with respect to the Stock, the Optionee shall execute, prior to the issuance of any shares of Stock to the Optionee by the Company, an agreement (in such form as the Committee may specify) in which the Optionee, among other things, represents, warrants and agrees that the Optionee is purchasing or acquiring the shares acquired under this Agreement for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, that the Optionee has knowledge and experience in financial and business matters, that the Optionee is capable of evaluating the merits and risks of owning any shares of Stock purchased or acquired under this Agreement, that the Optionee is a person who is able to bear the economic risk of such ownership and that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, it being understood that to the extent any such exemption is claimed, the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Committee, from counsel for or approved by the Committee, as to the applicability of such exemption thereto.

         4. Optionee Bound by Plan. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and provisions thereof, including the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of Section 14 of the Plan as in effect on the date hereof.

         5. Notices. Any notice hereunder shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered or certified, postage prepaid, or with a reputable overnight courier, postage prepaid, or, if to the Company, sent by telecopier (with receipt confirmed), and addressed, in the case of the Company, to the Company's Secretary at Infonet Services Corporation, 2160 East Grand Avenue, El Segundo, California 90245, telecopier number: (310) 335-2679, and, in the case of the Optionee, to the Optionee's address as shown in the records of the Company, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         6. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California applicable to contracts executed and to be performed entirely within such state, without regard to the conflict of law provisions thereof.

         7. Modification. Except as otherwise permitted by the Plan, this Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the party against whom enforcement thereof is sought.

                                                          1999 Stock Option Plan

                        Certificate of Stock Option Grant


                                This stock option was granted to you on       by
                                Infonet Services Corporation.
                                The stock option price is the FMV on the date of
                                grant, which was      .



Granted to:
Social Security Number:
Employee ID:
Option to Purchase:     shares
Type of Stock Option:

Grant Number:
Grant Date:
Grant Expiration Date:
Grant Price:

Vesting Schedule
Vesting Start Date:

       Date of Vest                  Shares Vesting               Vesting in Period           Last Date to Exercise
                                    Over the Period                    Occurs
--------------------------- --------------------------------- -------------------------- ---------------------------------

--------------------------- --------------------------------- -------------------------- ---------------------------------

_______________________________________                     ____________________
   For Infonet Services Corporation                                 Date



_______________________________________                     ____________________
                                                                    Date